SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2011

DATE OF REPORTING PERIOD: AUGUST 31, 2011

ITEM 1. REPORT TO SHAREHOLDERS.

Semi-Annual Report

August 31, 2011

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDING
AUGUST 31, 2011

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

October 2011

Dear Fellow Shareholder:

We are most fortunate that Roy G. Hale, CPA has been added to our Board of Directors. Roy served as our auditor from 1992 until his retirement in June 2008. His knowledge of the administration and philosophies of Copley will be invaluable for the future. We look forward to his help and counsel and his advice in the pursuit of our recalculation of Copley’s tax reserve.

We are still actively pursuing the problem of our tax reserve which, as we have disclosed in past letters, distorts our expense ratio and impacts our net asset value per share. Also keep in mind the SEC now requires us to calculate our expenses in our ratio as a “C” Corporation (an operating entity), not as an investment mutual fund; thus our operating expenses in our merchandising division as well as our deferred tax expense are all included in our expense ratio. No other mutual fund has the same structure and thus cannot be compared.

LIPPER a fund analytical company had Copley Fund as the leading stock fund (except for the gold funds) in the country for the month of August. Copley had an August gain of 0.3 and practically all the thousands of stock funds had losses. Copley’s gain year to date (Aug. 31) was 5.4% as compared to the Dow Jones average of .31%.

These results continue to give credence to our basic philosophy of owning highly visible stocks that pay solid dividends in ever increasing amounts. Our stock yields have lessened dramatically the market volatility to which investors have been exposed. The one sector which has not kept pace with the rest of our portfolio is the financial area. Fortunately we own only two stocks (J.P. Morgan and PNC Bank) which are among the strongest in the industry. These banks are inhibited by elements of the Dodd Frank Bill and possible financial disruptions of the European banks. We do expect these banks to recover in the future. Keep in mind we sold most of our bank portfolio in 2007 at prices approximately six times the present prices.

Our Chicago consultants, each a principal in an investment counseling firm, price our portfolio daily and add their comments and suggestions. Thus they are totally familiar with our investments and our philosophy.

We are discussing a possible business joint venture with a reputable retail and manufacturing entity as a possible expansion of our operating division. We are awaiting definite business changes to finally know how to proceed.

As is our custom, we present the chart and numbers based on a calendar year, which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.5%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	* Addition of Tax Reserve
2008	-15.6%	*
2009	+2.36%	*
2010	+7.04%	*
2011	+5.41%	* (As of August 31, 2011)
*	Please note that the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund.

We thank the Board and our Chicago consultants for their advice and guidance and also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED AUGUST 31, 2011

The per share values provided for years prior to 2007/2008 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCK – 115.37%
Banking – 4.57%
J.P. Morgan Chase & Company	42,000	$1,577,520
PNC Financial Services Group, Inc.	25,000	1,253,500
		2,831,020
Consumer Products – 1.68%
Kimberly-Clark Corp.	15,000	1,037,400

Diversified Utility Companies – 12.19%
Alliant Energy Corp.	20,000	811,400
DTE Energy Co.	55,000	2,780,800
Dominion Resources, Inc.	60,000	2,924,400
Duke Energy Corp.	54,600	1,032,486
		7,549,086
Drug Companies – 4.80%
Bristol Myers Squibb Co.	100,000	2,975,000

Electric & Gas – 18.62%
American Electric Power, Inc.	35,000	1,352,050
First Energy Corp.	40,000	1,770,000
Great Plains Energy, Inc.	30,000	586,500
Integrys Energy Group, Inc.	20,000	1,001,400
Progress Energy, Inc.	40,000	1,952,000
Public Service Enterprise Group, Inc.	30,000	1,023,900
Scana Corp.	50,000	2,011,000
Sempra Energy, Inc.	35,000	1,838,200
		11,535,050
Electric Power Companies – 21.16%
Ameren Corp.	12,500	378,250
Exelon Corp.	23,200	1,000,384
NextEra Energy, Inc.	90,000	5,104,800
Nstar Corp.	50,000	2,286,000
PPL Corp.	100,000	2,888,000
Southern Co.	35,000	1,447,600
		13,105,034

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2011 (Unaudited)

	Shares	Value
Gas Utilities & Supplies – 10.82%
Delta Natural Gas Co.	20,000	$673,600
New Jersey Resources Corp.	56,250	2,649,938
Northwest Natural Gas Co.	40,000	1,808,800
WGL Holdings, Inc.	38,000	1,571,680
		6,704,018
Insurance – 3.64%
Arthur J. Gallagher & Co.	80,000	2,256,800
Office Equipment – 1.31%
Pitney Bowes, Inc.	40,000	812,400
Oils – 23.13%
Chevron Texaco Corp.	46,200	4,569,642
Exxon-Mobil Corp.	106,086	7,854,607
Sunoco, Inc.	50,000	1,907,000
		14,331,249
Pipelines – 1.15%
Spectra Energy Corp.	27,300	708,981
Retail – 1.63%
Wal-Mart Stores, Inc.	19,000	1,010,990
Telephone – 10.67%
AT&T, Inc.	95,000	2,705,600
Frontier Communications Corp.	62,803	470,395
Verizon Communications, Inc.	95,000	3,436,150
		6,612,145
TOTAL COMMON STOCK (Cost $25,193,800) – 115.37%		71,469,173
Liabilities in excess of other assets – (15.37%)		(9,523,221)
NET ASSETS – 100.00%		$61,945,952

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2011 (Unaudited)

At August 31, 2011, the net unrealized appreciation based on cost for federal income tax purposes of $25,193,800 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$30,647,456
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(279,276)
Net unrealized appreciation, net of tax effect	$30,368,180

Portfolio Analysis
As of August 31, 2011

% of Net Assets
Common Stock	115.37%
Oils	23.13%
Electric Power Companies	21.16%
Electric & Gas	18.62%
Diversified Utility Companies	12.19%
Gas Utilities & Supplies	10.82%
Telephone	10.67%
Drug Companies	4.80%
Banking	4.57%
Insurance	3.64%
Consumer Products	1.68%
Retail	1.63%
Office Equipment	1.31%
Pipelines	1.15%
Liabilities in Excess of Other Assets	(15.37)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011 (Unaudited)

Assets:
Investments in securities at fair value (identified cost $25,193,800)	$71,469,173
Cash and cash equivalents	5,686,747
Receivables:
Trade	13,033
Dividends and interest	308,808
Loan	356,500
Taxes	51,967
Inventory	50,819
Prepaid Expenses and Other Assets	20,016
Total Assets	77,957,063
Liabilities:
Payable:
Redemptions	18,204
Trade	20,862
Accrued expenses	64,852
Deferred income taxes, net	15,907,193
Total Liabilities	16,011,111
Commitments and Contingencies
Net assets	$61,945,952
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,320,756 shares outstanding of $1.00 par value capital stock outstanding)	$46.90
Net assets consist of:
Capital paid in	$1,320,756
Undistributed net investment and operating income	27,803,282
Accumulated undistributed net realized gain on investment transactions	2,453,734
Net unrealized appreciation in value of investments	30,368,180
Net assets	$61,945,952

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2011 (Unaudited)

Investment Income:
Interest Income	$1,566
Dividend Income	1,539,049
Total Investment Income	1,540,615
Expense:
Investment Advisory Fees	239,795
Professional Fees	90,206
Accounting and Shareholder Services	38,483
Insurance	25,499
Printing	16,296
Custodian Fees	10,771
Directors Fees	6,858
Postage and shipping	2,151
Office and miscellaneous	15,947
Total Expenses	446,006
Less: Investment advisory fee waived	(30,000)
Net Expenses	416,006
Net Investment Income Before Income Taxes	1,124,609
Operating Gain
Gross Profit	18,378
Operating Expenses	(19,774)
Net Operating Loss Before Income Taxes	(1,396)
Net Investment and Operating Income Before Income Taxes	1,123,213
Provision for income taxes	—
Net Investment and Operating Income	1,123,213
Realized and Unrealized Gain (Loss) on Investments
Realized gain from investment transactions	268
Net change in unrealized depreciation of investments, net of deferred income taxes of $144,192	(267,517)
Net Realized and Unrealized Loss on Investments	(267,249)
Net Increase in Net Assets Resulting From Operations	$855,964

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
	(Unaudited)
Increase in Net Assets from Operations
Net investment and operating income	$1,123,213	$1,672,861
Net realized loss from investment transactions	268	(113,112)
Net change in unrealized appreciation (depreciation) on investments	(267,517)	6,805,009
Net Increase in Net Assets Resulting From Operations	855,964	8,364,758
Capital Share Transactions
Decrease in net assets resulting from capital share transactions	(1,984,621)	(1,518,498)
Total increase (decrease) in net assets	(1,128,657)	6,846,260
Net Assets:
Beginning of Period	63,074,609	56,228,349
End of Period (including undistributed net investment and operating income of $28,264,836 and $28,622,288 respectively)	$61,945,952	$63,074,609

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended August 31, 2011

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$1,446,647
Receipts from customers	32,519
Tax Refund	48,033
Expenses paid	(523,799)
Payments to suppliers	(8,146)
Net cash provided by operating activities	995,254
Cash flows used by financing activities
Fund shares issued	383,683
Fund shares redeemed	(2,351,200)
Net cash used by financing activities	(1,967,517)
Net decrease in cash and cash equivalents	(972,263)
Cash and cash equivalents at beginning of period	6,659,010
Cash and cash equivalents at end of period	$5,686,747
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$855,964
Decrease in investments	411,709
Increase in dividends and interest receivable	(93,970)
Decrease in trade receivables	771
Increase in inventory	(61)
Increase in income taxes receivable	48,033
Increase in trade payables	5,287
Increase in other assets	(20,016)
Decrease in accrued expenses	(68,271)
Decrease in deferred taxes	(144,192)
Total adjustments	139,290
Net cash provided by operating activities	$995,254

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.(a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years February 28, 2007 through February 28, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politziner & Mattia, LLP. The financial information for fiscal years 2008 and 2007 were audited by Roy C. Hale, CPA.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Six Months Ended 8/31/11 (Unaudited)		Fiscal Years Ending February 28 or 29,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$46.27		$40.21	$35.80	$44.07	$42.54	$37.23
Income (loss) From Operations:
Net investment gain (loss)	0.84		1.21	1.43	1.20	1.18	(1.31)
Net gain (loss) from securities (both realized and unrealized)	(0.21)		4.85	2.98	(9.47)	0.35	6.62
Total from operations	0.63		6.06	4.41	(8.27)	1.53	5.31
Net Asset Value, End of Year	$46.90		$46.27	$40.21	$35.80	$44.07	$42.54
Total Return(b)	1.36%		15.07%	12.32%	(18.77)%	3.60%	14.26%
Ratios/Supplemental Data
Net assets, end of year (in 000's)	$61,946		$63,075	$56,228	$53,765	$69,395	$67,581
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	1.02	%(c)	8.06%	5.54%	2.40%**	1.56%**	7.97%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.48	%(c)	1.95%	1.70%	2.06%	1.25%	1.76%
Ratio of net investment and operating income (loss) to average net assets	3.93	%(c)	(3.38)%	3.65%	2.80%	2.73%	(3.28)%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.47	%(c)	2.74%	3.25%	3.14%	2.73%	2.93%
Portfolio turnover rate	0.00%		2.90%	1.76%	2.78%	4.11%	0.50%
Number of shares outstanding at end of year (in thousands)	1,321		1,363	1,399	1,502	1,575	1,589

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

The financial highlight ratios above do not reflect investment fees waivers of $30,000 for the six months ended August 31, 2011, $60,000 for years ended February 28, 2011 and 2010, $185,972 for the year ended February 28, 2009 and $60,000 per year for prior years. If the waivers had been included, the following ratios would apply:

	Six Months Ended 8/31/11 (Unaudited)	Fiscal Years Ending February 28 or 29,
		2011	2010	2009	2008	2007
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	0.92%(c)	7.96%	5.44%	2.11%**	1.49%**	7.88%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.38%(c)	1.85%	1.60%	1.77%	1.18%	1.67%
Ratio of net investment and operating income (loss), to average net assets	4.02%(c)	(3.28)%	3.55%	2.52%	2.65%	(3.37)%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.56%(c)	2.84%	3.14%	2.86%	2.65%	2.84%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized for periods less than one year.
*	Includes operating expenses from the Operating Division and subsidiary of $19,774 for the six months ended August 31, 2011 and $36,335, $81,764, $353,018, $129,652, and $31,676 for fiscal years ending 2011 through 2007, respectively.
**	Excludes a deferred tax benefit of $7,490,467 and $1,770,234 for the fiscal years ended 2009 and 2008, respectively, since including these amounts would generate negative expense ratios in each of these years.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s objective is long-term capital appreciation. The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The following table summarize the inputs used as of August 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$71,469,173	$—	$—	$71,469,173
Total	$71,469,173	$—	$—	$71,469,173

The Fund did not hold any Level 2 or 3 securities during the period ended August 31, 2011 nor were there any transfers between the levels during the year. Refer to the Schedule of Investments for industry classifications.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The carrying amount of cash and cash equivalents approximate its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2009 through 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended August 31, 2011, the Fund did not incur any interest or penalties.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Six Months Ended August 31, 2011 (Unaudited)
Current:
Federal	$—
State	—
Deferred*:
Federal	$(144,192)
State	—
Net provision (benefit) for income taxes	$(144,192)

*	Deferred income taxes are shown net within the increase in unrealized appreciation of investments on the accompanying Statement of Operations.

The difference between the effective tax rate of -20.26% and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $15,907,193 as of August 31, 2011, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $289,187 of deferred tax assets which relate to capital loss carryforwards.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.  – (continued)

As of August 31, 2011, the Fund has $826,249 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2014- $650,519; 2015- $62,350; 2016- $113,380.

4. Capital Stock

At August 31, 2011, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Six Months Ended August 31, 2011		Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
Shares sold	8,244	$382,583	17,648	$769,747
Shares repurchased	(50,646)	(2,367,204)	(53,031)	(2,288,245)
Net change	(42,402)	$(1,984,621)	(35,383)	$(1,518,498)

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the six months ended August 31, 2011, the net fee for investment advisory service totaled $209,795. This included $239,795 of advisory fees less $30,000 voluntarily waived by the advisor. Also during the six months unaffiliated directors received $6,858 in directors’ fees and reimbursed expenses.

Operating Division

A portion of COD’s merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

The results of the operating division during the six months ended August 31, 2011, are as follows:

Sales	$31,748
Cost of goods sold	(13,372)
Gross profit	18,376
General & administrative expenses	(19,774)
Net income from operations	(1,398)
Other income (dividends and interest)	2
Net Loss	$(1,396)

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its most recent review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Internal Revenue Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

7. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

7. New Accounting Pronouncements  – (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratios	Expenses Paid During Period* (3/1/11 – 8/31/11)
Actual Fund Return	$1,000.00	$1,013.62	0.92%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.49	0.92%	$4.70

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On July 27, 2011, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund, including the value of the investment fee waivers.
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

SUPPLEMENTAL DATA
(Continued)

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco International Inc. (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships
Roy G. Hale (July 24, 1938) 2011	Certified Public Accountant since 1979 Mayor of town of La Plata, MD Former Director, Bank of Southern Maryland

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

COPLEY FUND, INC.

A No-Load Fund

Semi-Annual Report

August 31, 2011

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfund@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
750 Third Avenue
New York, NY 10017

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800)635-3427.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: November 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: November 1, 2011